Exhibit 99.2

LASALLE BANK N.A.

GLOBAL TRADE ADVISORY

ABN AMRO PLAZA

540 W. MADISON – 26TH FLOOR

CHICAGO, IL 60661

TELEPHONE: 312-904-8462 TELEFAX: 312-904-6303

SWIFT: LASLUS44

SEPTEMBER 16, 2005

BENEFICIARY:	APPLICANT:
THE IRVINE COMPANY	EV3 ENDOVASCULAR, INC.
550 NEWPORT CENTER DRIVE	FKA EV3 INC.
NEWPORT BEACH, CA 92660	4600 NATHAN LANE NORTH
ATTN: SENIOR VICE PRESIDENT, OPERATIONS OFFICE PROPERTIES	PLYMOUTH, MN 55442

WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER S584393 AS FOLLOWS:

AMENDMENT SEQUENCE NUMBER: 001

IN THE LAST SENTENCE OF THE FIRST PARAGRAPH, WHERE IT READS, “…ACCORDING TO THE TERMS OF ITS LEASE AGREEMENT WITH THE ACCOUNT PARTY AS “TENANT”.” IS AMENDED TO READ,

“…ACCORDING TO THE TERMS OF ITS LEASE AGREEMENT WITH APPLICANT’S SUBSIDIARY, MICRO THERAPEUTICS, INC. AS “TENANT”.”

THIS AMENDMENT IS INOPERATIVE AND WILL ONLY BECOME OPERATIVE UPON OUR RECEIPT OF YOUR AGREEMENT TO IT’S TERMS. PLEASE SIGN THIS AMENDMENT INDICATING YOUR AGREEMENT/DISAGREEMENT AND HAVE IT FAXED TO THE ATTENTION OF THE STANDBY LETTER OF CREDIT DEPARTMENT. SLC FACSIMILE NUMBER: 312-780-0828.

X
APPROVED: THE IRVINE COMPANY

NAME:
TITLE:

X
REJECTED: THE IRVINE COMPANY

NAME:
TITLE:

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. THIS AMENDMENT IS TO BE CONSIDERED AN INTEGRAL PART OF THE LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

THIS AMENDMENT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500.

OUR REFERENCE NUMBER: S584393	PAGE NUMBER: 2

LASALLE BANK N.A.

/s/
AUTHORIZED SIGNATURE

OUR REFERENCE NUMBER: S584393	PAGE NUMBER: 3

EXHIBIT A

APPLICATION FOR FULL TRANSFER OF LETTER OF CREDIT

DATE:		___________________________________

TO:	LASALLE BANK N.A.
540 W. MADISON – 26TH FLOOR
CHICAGO, IL 60661
ATTN: STANDBY LETTER OF CREDIT DEPT.
RE:	L/C NO:	___________________________________
ISSUED BY:		___________________________________

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH TOGETHER WITH ANY AND ALL AMENDMENTS, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

NAME OF BENEFICIARY

AUTHORIZED SIGNATURE

NAME & TITLE

SIGNATURE GUARANTEED

THE SIGNATURE AND TITLE CONFORMS WITH THAT ON FILE WITH US FOR THIS COMPANY AND SIGNER IS AUTHORIZED TO EXECUTE THIS AGREEMENT. WE ATTEST THAT THE COMPANY HAS BEEN IDENTIFIED BY US IN COMPLIANCE WITH USA PATRIOT ACT PROCEDURES OF OUR BANK.

(NAME OF BANK)

(ADDRESS OF BANK)

*** CONTINUED ON NEXT PAGE ***

OUR REFERENCE NUMBER: S584393	PAGE NUMBER: 4

(CITY, STATE, ZIP CODE)

(AUTHORIZED NAME AND TITLE)

(AUTHORIZED SIGNATURE)

(TELEPHONE NUMBER)

TRANSFER FEE: 0.25%, MINIMUM USD 250.00 OF AMOUNT TRANSFERRED